Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 16, 2008

GOLD RESOURCE CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	333-129321	84-1473173
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

222 Milwaukee Street, Suite 301 Denver, CO 80206
(Address of principal executive offices) (Zip Code)

Registrant's telephone number including area code:   (303) 320-7708

        Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [_]        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [_]        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [_]        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [_]        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events.

        In connection with its upcoming annual meeting scheduled for June 20, 2008, Gold Resource Corporation, which is referred to in this report as the “Company,” mailed its proxy statement and annual report to shareholders on or about May 16, 2008. Since the Company has not registered a class of securities under the Securities Exchange Act of 1934, as amended, it is not required to file its proxy statement or annual report pursuant to Section 14 of that Act or the rules adopted thereunder.

        In order to make the contents of the proxy statement and the annual report available to interested persons, the Company is furnishing those documents as exhibits to this current report. See Item 9.01, below.

        The information furnished under Item 8.01 of this report shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, unless the Company specifically incorporates the foregoing information into those documents by reference.

Cautionary Statement for Purposes of the “Safe Harbor “Provisions of the Private Securities Litigation Reform Act of 1995.

        This report contains forward-looking statements that involve risks and uncertainties. The statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. When used in this report, the words “plan”, “target”, “anticipate,” “believe,” “estimate,” “intend” and “expect” and similar expressions are intended to identify such forward-looking statements. Such forward-looking statements include, without limitation, the statements regarding Gold Resource Corporation’s strategy, future plans for production, future expenses and costs, future liquidity and capital resources, and estimates of mineralized material. All forward-looking statements in this report are based upon information available to Gold Resource Corporation on the date of this report, and the company assumes no obligation to update any such forward-looking statements. Forward looking statements involve a number of risks and uncertainties, and there can be no assurance that such statements will prove to be accurate. The Company’s actual results could differ materially from those discussed in this report. In particular, there can be no assurance that commercial production at the El Aguila Project will be achieved in the time frames estimated, at the rates and costs estimated, or even at all. Factors that could cause or contribute to such differences include, but are not limited to, those discussed in the “Risk Factors” section of the Company's Annual Report on Form 10-K.

        The factors identified under “RISK FACTORS” is not exhaustive of the factors that may affect any of our forward-looking statements. These forward-looking statements represent our beliefs, expectations and opinions only as of the date of this report. We do not intend to update these forward looking statements except as required by law. We qualify all of our forward-looking statements by these cautionary statements.

Item 9.01   Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Proxy Statement dated May 7, 2008

99.2	Annual Report to Shareholders

Exhibit Index

        The following is a list of the Exhibits furnished herewith.

Exhibit Number	Description of Exhibit

99.1	Proxy Statement dated May 7, 2008

99.2	Annual Report to Shareholders

SIGNATURE

        Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

GOLD RESOURCE CORPORATION
Date: May 19, 2008	By: /s/ William W. Reid Name: William W. Reid Title: President and Chief and Executive Officer